ADVANCES TO SUPPLIERS	12 Months Ended
Dec. 31, 2013
ADVANCES TO SUPPLIERS [Abstract]
ADVANCES TO SUPPLIERS

8.	ADVANCES TO SUPPLIERS

	As of December 31,
	2012	2013
	RMB	RMB
Advances to suppliers - current	67,582,991	74,047,190
Advances to suppliers - noncurrent	223,043,440	223,043,440
Total	290,626,431	297,090,630
Provision for advances to suppliers	(227,073,440)	(227,073,440)
Advances to suppliers, net	63,552,991	70,017,190

The Group's advance payments to suppliers with purchase contracts with term of more than one year were made to two major suppliers, Hoku Materials, Inc. ("Hoku"), a fully owned subsidiary of Hoku Corporation (formerly known as "Hoku Scientific, Inc.") and Wuxi ZhongCai Technologies Co., Ltd., ("Wuxi Zhongcai") respectively. The Group previously entered into long-term polysilicon supply agreements with each of Hoku and Wuxi Zhongcai. As a result of continuing significant decline in the polysilicon purchase price and the adverse developments in those suppliers' operations during 2012, including the suspension of their productions, the Group made full provision of RMB223,043,440 for the full outstanding balances of inventory purchase prepayment made to those two suppliers under long-term polysilicon supply contracts during the year ended December 31, 2012. A provision for advance to suppliers of RMB 227,043,440 and nil was recorded for the years ended December 31, 2012 and 2013, respectively.

As of December 31, 2012 and 2013, advances to suppliers with term of less than 1 year mainly represent payments for procurement of recoverable silicon materials, virgin polysilicon and solar cells and the Group has delivery plan with the respective suppliers to receive the materials in the next twelve months.